                                                                   EXHIBIT 10.39

                            STOCK PLEDGE AGREEMENT
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          This STOCK PLEDGE AGREEMENT (hereinafter "Agreement") is made and entered into this 4th day of September, 1998, by and between Carl Manisco, an individual ("Pledgor") and Staar Surgical Company, a Delaware corporation ("Pledgee") with reference to the following facts:

                                   RECITALS
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  WHEREAS, Pledgor has executed in favor of Pledgee a promissory note (the "Note"), a copy of which is attached hereto as Exhibit "1" and is incorporated herein by this reference, for the sum of five hundred eleven thousand five hundred and sixty three dollars ($511,563); and

  WHEREAS, Pledgor desires to pledge to Pledgee the interest of Pledgor in certain common stock, which is included on Exhibit "2", attached hereto and incorporated herein by this reference, pursuant to the terms of this Agreement, for the purpose of securing payment of the Note.

  THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

                                 AGREEMENT
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  1.  Pledge of Stock and Proceeds.
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      (a)    Original Pledge.  As collateral security for the payment and/or
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 performance of all of Pledgor's presently existing or hereinafter arising obligations and liabilities to Pledgee under the Note, Pledgor hereby pledges, grants and assigns to Pledgee a continuing security interest in the following:

           (i) Ninety two thousand five hundred (92,500) shares of the Common Stock of Staar Surgical Company (the "Stock"); and

           (ii) the proceeds of the Stock including, without limitation, any and all dividends, cash, instruments and other property from time-to-time received, receivable, or otherwise distributed in respect of or in exchange for any of the Stock ("Proceeds"). (The Stock and the Proceeds shall hereinafter be collectively referred to as the "Collateral").

      (b) This security is the only security pledged by the Pledgor for the note and therefore in case of default by Pledgor, is the sole remedy of Pledgee against Pledgor.

      (c)    Delivery of Stock Power to Pledgee. Pledgor shall deliver to
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Pledgee, concurrently with the execution of this Agreement, the Stock along with an Assignment of

Corporate Shares in the form of Exhibit "3" attached hereto and incorporated herein by this reference ("Stock Assignment"), signed by Pledgor, in blank, such Stock Assignment to be used by Pledgee in accordance with the terms of this Agreement.

      (d)    Pledgee's Acceptance of Collateral and Appointment as Pledgor's
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Attorney-In-Fact. Pledgee hereby agrees to accept the Collateral and agrees to
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and dispose of the Collateral in accordance with and subject only to the terms of this Agreement. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact to arrange for the transfer of the Collateral and to do and perform all actions that are necessary or appropriate in order to effect the terms of this Agreement.

      (e)     Release of Collateral.  Pledgee shall release the Collateral from
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this Agreement and return the Collateral to Pledgor upon satisfaction in full of Pledgor's obligations under the Note; provided, however, that, pursuant to paragraph 4 of the Note if, for a period of thirty (30) consecutive days, the fair market value of the Collateral equals or exceeds 150% of all sums unpaid under the Note, Pledgor shall release to Plegee such portion of the Collateral the value of which exceeds the amount of all sums unpaid under the Note.

  2.  Matters Pertaining to the Collateral.
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      (a)    Voting and Consensual Rights. Pledgor shall retain the right to
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vote the Stock and to exercise any other rights pertaining to the Stock, provided, however, so long as Pledgor is in "Default" as defined in Paragraph 3 of this Agreement, Pledgee shall vote the Stock and exercise any rights pertaining to the Stock.

      (b)    Rights to Dividends and Distributions.  So long as Pledgor is not
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in Default and except as expressly limited below, Pledgor shall be entitled to receive and retain any proceeds distributed on account of the Stock. Notwithstanding the foregoing, Pledgee, rather than Pledgor, shall be entitled to collect and receive all of the following types of proceeds, which shall be added to and shall become a part of the Collateral:

             (i) all proceeds paid or payable other than in cash, and all instruments and other property distributed in respect of, or in exchange for, the Stock;

             (ii) all proceeds paid or payable with respect to the Stock in connection with a partial or total liquidation or dissolution of the issuing corporation or in connection with a reduction of capital, capital surplus or paid-in surplus of the issuing corporation; and

             (iii) all proceeds distributed in redemption of, or in exchange for, the Stock.

To the extent the foregoing proceeds exceed the amount of Pledgor's obligations and liabilities under the Note and/or this Agreement, Pledgor shall be entitled to receive these excess proceeds.

  In the event and for so long as Pledgor is in Default, Pledgee shall be paid any proceeds with respect to the Stock; provided, however, Pledgee shall apply such payments against the outstanding balance of the Note.

      (c)    Stock Adjustments.  In the event that, during the term of this
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Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuing corporation, all new, substituted and additional shares or other securities issued with respect to the Stock by reason of any such change shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Stock.

  3.  Default and Remedy on Default.
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  At the option of Pledgee, upon the happening of any of the following events of default ("Default"), Pledgee shall have all of the rights and remedies set forth therein:

      (a)    Default Under Note.  If an event of default, as set forth in
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paragraph 9 of the Note, occurs and is not cured as specifically provided therein; or

      (b)    Default Under This Agreement.  If Pledgor defaults in the due
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performance or observance of any representation or obligation under this Agreement.

  4.  Pledgor's Representations, Warranties and Covenants.
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      Pledgor represents, warrants and covenants to Pledgee as follows:

      (a) Upon delivery to Pledgee as contemplated hereby, the Collateral will be free of any security interests, liens, pledges or encumbrances created by Pledgor (except for the security interest created hereby), or any claims of third parties of any nature whatsoever, charges, escrows, options, rights of first refusal, or other agreements, restrictions, arrangements, commitments or obligations, written or oral, created by Pledgor, affecting the legal or beneficial ownership of the Collateral.

      (b) From and after the date hereof, Pledgor shall not make any agreements restricting in any manner the transferability of the Collateral or otherwise affecting the Collateral;

      (c) Pledgor shall, at Pledgor's expense, take any steps necessary to preserve Pledgee's rights in the Collateral against any claims of third parties; and

      (d) Pledgor has arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

  5.  Miscellaneous.
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      (a) It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail himself or itself of same. This Agreement was prepared by each party in conjunction with counseling from such party's respective attorney or the opportunity to obtain such counseling. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Agreement, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of it. Each party shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement and in performing and complying with all representations, warranties, covenants, agreements and conditions contained in this Agreement to be performed or complied with by such party, including legal fees.

      (b) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense. Pledgor shall reimburse Pledgee for any costs and expenses incurred by Pledgee in connection with any breach or default of Pledgor under this Agreement, including collection efforts, whether or not suit is commenced or judgement is entered. Furthermore, should any party institute or should the parties otherwise become a party to any action or proceeding to enforce or interpret this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses of prosecuting or defending the action or proceeding. This Agreement and the rights of each party under this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Delaware.

      (c)    The parties expressly acknowledge and agree that this Agreement:
(i) is the final, complete and exclusive statement of the parties' agreement with respect to the subject matter hereof, (ii) supersedes any prior or contemporaneous promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein, and (iii) may not be varied, supplemented or contradicted by evidence of such Prior Agreements or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or discharge is sought. By execution hereof, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties and their permitted successors, and assigns, shall have any rights hereunder nor any right of enforcement hereof. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement shall nevertheless not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. This Agreement is to be read, construed and applied together with the Note, which, taken together, set forth the complete understanding and agreement of the parties with respect to the matters referred to herein and therein.

      (d) Pledgor may not delegate its duties under this Agreement, in whole or in part, without the prior written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Notwithstanding the preceding sentence, no such delegation shall release Pledgor from any liability or obligation under this Agreement without the written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns.

      (e) The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

      (f) All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be as provided in the Note.

   WHEREFORE, the parties hereto have executed this Agreement as of the date first set forth above.

                                                  Pledgor:

                                                  /s/ Carl Manisco

                                                  Carl Manisco
                                                  1911 Walker Avenue
                                                  Monrovia,  California 91016


                                                  Pledgee:


                                                  STAAR SURGICAL COMPANY
                                                  1911 Walker Avenue
                                                  Monrovia, California 91016

                                                       /s/ John R. Wolf
                                                  By:_________________________

                                  EXHIBIT "1"
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                                PROMISSORY NOTE
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                                  EXHIBIT "2"
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                                LIST OF SHARES
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CERTIFICATE                                                    NUMBER OF SHARES
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#_____________                                                      92,500

                                  EXHIBIT "3"
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                        ASSIGNMENT OF CORPORATE SHARES


                             (Without Certificate)


     FOR VALUE RECEIVED, the undersigned hereby assigns to Staar Surgical Company, a Delaware corporation, as Pledgee under that certain Stock Pledge Agreement entered into on September 4, 1998 by and between Carl Manisco and Staar Surgical Company, ninety two thousand and five hundred (92,500) shares of the common stock of Staar Surgical Company, represented by certificate number SS___________ standing in the undersigned's name on the books of said corporation, and does hereby instruct and appoint the custodian of that corporation's stock books to so transfer the said stock on the books of said corporation.

Dated:  September, 4, 1998

                                /s/ Carl M. Manisco
                                ______________________________
                                Carl Manisco

WITNESS:


/s/ Yolando Emilio
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